UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    January 25, 2006
Coinmach Service Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32359	20-0809839

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Sunnyside Boulevard Suite 70, Plainview, New York	11803

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code    (516) 349-8555
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01. Other Events.
On January 25, 2006, Coinmach Service Corp. (the “Company”) issued a press release announcing the expiration, as of 9:00 A.M. New York City time on such date, of the deadline for holders of the Company’s 11% senior secured notes due 2024 (the “Notes”) to receive an early tender payment in connection with the Company’s previously announced cash tender offer for all of the outstanding Notes. Such press release also announced the approximate principal amount of Notes tendered as of such deadline.
Item 9.01. Financial Statement and Exhibits
(d)  Exhibits
99.1  Press release, dated January 25, 2006, issued by Coinmach Service Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.

Dated: January 25, 2006	By:	/s/ Robert M. Doyle

Robert M. Doyle Chief Financial Officer, Senior Vice President, Secretary and Treasurer